Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

This Third Amendment (this “Third Amendment”), dated as of December 16, 2020, is entered into by and among ReShape Lifesciences Inc., a Delaware corporation (the “Borrower”), and Armistice Capital Master Fund Ltd. (the “Lender”).

WHEREAS, the Borrower and the Lender entered into a Credit Agreement dated as of March 25, 2020, which was amended on March 31, 2020 and September 14, 2020 (as amended, the “Agreement”), and a Registration Rights Agreement dated as of March 25, 2020, which was amended on September 14, 2020 (as amended, the “RRA”).

WHEREAS, pursuant to Section 9.1(a) of the Agreement and Section 6(f) of the RRA, the Agreement and the RRA, respectively, may be amended with the written consent of the Borrower and the Lender.

WHEREAS, capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1.          Amendment of Definition of Delayed Draw Term Loan Commitment. The definition of “Delayed Draw Term Loan Commitment” set forth in Section 1.1 (Definitions) of the Agreement is hereby amended and restated in its entirety to read as follows:

“Delayed Draw Term Loan Commitment means $7,000,000, of which $2,500,000 is subject to outstanding Delayed Draw Term Loans extended prior to the date of this Third Amendment.”

2.          Amendment to Section 2.1.2 of the Agreement. Section 2.1.2 (Delayed Draw Term Loan Commitments) is hereby amended to replace the final two sentences of such section with the following:

“Lender agrees to make a Delayed Draw Term Loan to Borrower on the date of this Third Amendment in an amount equal to $4,500,000. Accordingly, no additional Delayed Draw Term Loans will be available after the date of this Third Amendment. Upon payment of the $4,500,000 referenced in this paragraph, the total principal amount of Borrower’s debt to Lender shall be $9,500,000.”

3.          Amendment of Definition of Filing Date in RRA. The definition of “Filing Date” set forth in Section 1 (Definitions) of the RRA, dated March 25, 2020, between Borrower and Lender is hereby amended to replace the phrase “the 60th calendar day following the date of the Second Amendment” with “the 60th calendar day following the date of the Third Amendment.”

4.          Warrant Issuance. As an inducement to Lender to enter into this Third Amendment and make the additional Delayed Draw Term Loans contemplated hereby, Borrower will issue to Lender a warrant (the “Warrant”) to purchase an aggregate of 4,000,000 shares of common stock of Borrower, par value $0.001 per share (the “Common Stock”), at an exercise price equal to $3.50 per share, substantially in the form of the Series G Common Stock Purchase Warrant issued by Borrower to Lender on March 25, 2020 in connection with the execution of the Agreement and on September 14, 2020 in connection with the execution of the Second Amendment to the Agreement. The shares of Common Stock issuable upon exercise of the Warrant will be considered “Warrant Shares” and, therefore, “Registrable Securities” under the RRA.  For the avoidance of doubt, the exercise price of the Series G Common Stock Purchase

Warrant issued by the Borrower to the Lender on March 25, 2020, as amended, remains at $3.70 per share and the exercise price of the Series G Common Stock Purchase Warrant issued by the Borrower to the Lender on September 14, 2020 remains at $3.25 per share.

5.          Miscellaneous.   Except as expressly set forth hereunder, the terms and provisions of the Agreement and the RRA shall remain in full force and effect after the execution of this Third Amendment and shall not be in any way changed, modified or superseded by the terms set forth herein. This Third Amendment may be executed in several identical counterparts all of which shall constitute one and the same instrument.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to Credit Agreement to be duly executed as of the day and year written above.

BORROWER:		LENDER:

RESHAPE LIFESCIENCES INC.		ARMISTICE CAPITAL MASTER FUND LTD.

By:	/s/ Barton P. Bandy	By:	/s/ Steven Boyd
Name: Barton P. Bandy		Name: Steven Boyd
Title: Chief Executive Officer		Title: CIO of Armistice Capital, LLC, the Investment Manager